Exhibit 10.1
AMERICAN REPROGRAPHICS COMPANY
STOCK OPTION GRANT NOTICE — NON EMPLOYEE DIRECTORS
2005 STOCK PLAN
     American Reprographics Company (the “Company”), pursuant to its 2005 Stock Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below (“Shares”). This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:
     Type of Grant:                     Nonstatutory Stock Option
     Exercise Schedule:             Same as Vesting Schedule

Vesting Schedule:	The shares subject to this option shall vest at the rate of 1/16th per month commencing on February 1, 2005 and shall become 100% vested as of the date of the next annual meeting in May 2006. Options shall become exercisable as they vest as provided in the attached documents.

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

By cash or check
Pursuant to a Regulation T Program
By delivery of already-owned shares
     Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

AMERICAN REPROGRAPHICS COMPANY	OPTIONHOLDER:

By:
Signature	Signature

Title:	Date:
Date:
     ATTACHMENTS: Stock Option Agreement, 2005 Stock Plan, and Notice of Exercise